SBL Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated May 28, 2010,
to Statement of Additional Information Dated May 1, 2010

Effective May 28, 2010, the ninth operating policy of the Series is amended as follows:

9.
Liquidity The Series may invest up to 15% (5% for Series C) of their net assets in illiquid securities, which are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Series was valuing the security.

Please Retain This Supplement for Future Reference